EXHIBIT 10.10

Schedule 3.1(a)

Subsidiaries of Accentia Biopharmaceuticals, Inc.

Subsidiaries shall mean (1):

Analytica International, Inc., a Florida corporation (2)

Teamm Pharmaceuticals, Inc., a Florida corporation d/b/a Accentia Pharmaceuticals (3)

Accentia Specialty Pharmacy, Inc., a Florida corporation

Accent RX, Inc., a Florida corporation (inactive)

Indirect Subsidiaries shall mean:

Analytica International GmbH f/k/a Imor International GmbH a corporation organized in Germany is 100% owned by Analytica International, Inc.

(1) The Accentia Biopharmaceuticals, Inc. owns approximately 76% of Biovest International, Inc., a Delaware corporation subject to outstanding warrants and debenture exchange rights granted by the Company. Biovest International, Inc. (BVTI.OB) is a publicly traded and reporting company and by agreement is excluded from the definition of Subsidiary for all purposes of this agreement and the related transaction documents.

(2) Each of the Company’s subsidiaries and their assets are subject to a lien imposed by existing notes held by Laurus Master Fund, Ltd. However, upon the closing of the Debentures, the Company and Laurus will enter into a Payoff Transaction, pursuant to which all of the collateral pledged to Laurus will be released with the exception that Laurus will continue to have a first security interest in all of the capital stock and assets of Analytica International, Inc. and the Company’s interest in the BiovaxID royalty and the BiovaxID royalty agreement between the company and Biovest International, Inc. Laurus will have a preemptive right to acquire all of the capital stock of Analytica International Inc.

(3) Each of the Company’s subsidiaries and their assets are subject to a lien imposed by an existing note held by Southwest Bank f/k/a Missouri State Bank. However, upon the closing of the Debentures, the Company and Southwest will enter into an Amendment to the Revolving Note Transaction, pursuant to which all of the collateral pledged to Southwest will be released with the exception that Southwest will have a first security interest in the inventory and accounts receivable of TEAMM Pharmaceuticals, Inc. d/b/a Accentia Pharmaceuticals together with 15 million common stock shares of Biovest International, Inc. currently owned by the Company.

(4) Each of the Company’s subsidiaries and their assets are subject to a lien imposed by an agreement between McKesson Corporation and the Company. However, upon the closing of the Debentures, the Company and McKesson will enter into an Amendment to the Termination Agreement Transaction, pursuant to which to which all of the collateral pledged to McKesson will be released with the exception that McKesson will retain a first security interest in the common stock shares of Biovest International, Inc. currently owned by the Company.

Accentia Biopharmaceuticals, Inc.

Schedule 3.1(g)

Capitalization Chart

June 16, 2008

Total common shares outstanding	47,683,888
Shares issuable upon conversion of Midsummer I Conv Debenture - $1.25/share (also exchangeable into Biovest shares owned by Accentia)	7,005,559
Shares issuable upon conversion of Midsummer II Conv Debenture - $1.25/share	15,476,118
Shares issueable upon conversion of Preferred Transaction - $1.25/share	6,983,200
Outstanding warrants	20,824,000
Outstanding options	4,315,358

Fully diluted common shares	102,288,123

Schedule 3.1(g) Continued One	Total Shares
Outstanding
47,683,888

Below is a list of Affiliates which includes Directors, Officers, and 5% shareholders.

Shares listed include stock owned as well as all outstanding options and warrants (vested and non-vested).

			Calculation of Beneficially Owned Shares
5% Stockholders	Number of Shares of Common Stock Beneficially Owned	% of Total Outstanding Shares	Issued Stock	All Outstanding Options	All Outstanding Warrants	Total
The Hopkins Capital Group, LLC (1)	4,385,992	9.20%	4,385,992	—	—	4,385,992
Timothy D. Ryll (2)	4,163,926	8.73%	4,163,926	—	—	4,163,926
Pharmaceutical Product Development, Inc. (3)	4,270,323	8.96%	4,270,323	—	—	4,270,323

Named Executive Officers and Directors
Francis E. O Donnell, Jr., M.D. (4)	7,851,136	16.46%	5,673,884	2,252	2,175,000	7,851,136
Steven R. Arikian, M.D.	1,175,556	2.47%	950,544	225,012	—	1,175,556
Samuel S. Duffey, Esq.	826,101	1.73%	—	826,101	—	826,101
Alan M. Pearce (5)	1,389,802	2.91%	712,521	677,281	—	1,389,802
David M. Schubert	127,500	0.27%	—	127,500	—	127,500
Edmund King	95,000	0.20%	—	95,000	—	95,000
William S. Poole	65,000	0.14%	—	65,000	—	65,000
Christopher C. Chapman	52,500	0.11%	—	52,500	—	52,500

-1	Voting and investment power over the shares held by The Hopkins Capital Group, LLC (“Hopkins”) is exercised by its manager, Dr. Francis E. O’Donnell, Jr., our Chairman and Chief Executive Officer.

-2	Includes:

(a)	3,617,660 shares of common stock held by MOAB Investments, LP (“MOAB”) and 428,573 shares of our common stock held by MOAB-II Investments, LP (“MOAB-II” and, together with MOAB, the “MOAB Entities”) and

(b)	117,693 shares of common stock held by Timothy D. Ryll, as the Trustee of three different trusts (the “Timothy Ryll Trusts”).

Mr. Timothy Ryll is the sole shareholder and sole director of MOAB Management Company, Inc., which is the sole general partner of each of the MOAB Entities. Mr. Timothy Ryll is the trustee of the Timothy Ryll Trusts. Mr. Timothy Ryll is the son of Dr. Dennis Ryll, one of our former directors. Dr. Dennis Ryll, a limited partner in each of the MOAB Entities, exercises no voting or investment power over any of our shares held by the MOAB Entities or the Timothy Ryll Trusts. Mr. Timothy Ryll exercises voting and investment power over the MOAB Entities and over the Timothy Ryll Trusts.

-3	These shares are held by Pharmaceutical Product Development International Holdings, Inc., or PPD International, a selling shareholder and a wholly owned subsidiary of Pharmaceutical Product Development, Inc. (“PPD”), a publicly held corporation. PPD exercises voting and investment control over PPD International.

-4	Includes:

(a)	4,385,992 shares of common stock held by Hopkins, 412,892 shares of common stock and 2,175,000 warrants held by The Hopkins Capital Group II, LLC (“Hopkins II”) and 875,000 shares of common stock held by Hopkins Capital Partners, Inc.

(b)	Dr. O’Donnell holds voting and investment power over shares held by each of Hopkins and Hopkins II as its manager and Hopkins Capital Partners, Inc. as its owner

-5	Includes:

(a)	95,003 shares of common stock held by The Pearce Family Limited Partnership;

(b)	380,011 shares of common stock held jointly by Mr. Pearce and his wife.

(c)	As a general partner of The Pearce Family Limited Partnership, Mr. Pearce exercises voting and investment power over The Pearce Family Limited Partnership.

Schedule 3.1(g) continued two - The Company is subject to the following First Rights of Refusal in connection with the Securities previously granted to the following parties. The Company has either complied with or obtained waivers of the existing participation rights listed herein.

The 8% Debentures financing dated September 29, 2006

Midsummer Investment Ltd.

Whitebox Convertible Arbitrage, Ltd.

Whitebox Hedged High Yield Partners

Guggenheim Portfolio

GPC LIX

Pandora Select Partners

Whitebox Intermarket Partners

Wolverine Convertible

Rockmore Investment

Laurus Master Fund

The 8% Debentures financing dated February 27, 2007

Midsummer Investment Ltd.

Whitebox Convertible Arbitrage, Ltd.

Whitebox Hedged High Yield Partners

Guggenheim Portfolio

GPC LIX

Pandora Select Partners

Whitebox Intermarket Partners

Whitebx Special Opportunities Partners

Wolverine Convertible

Rockmore Investment

UBS O’Connor LLC

BridgePointe Master Fund

GCA Strategic Fund

Diamond Opportunity Fund

Lloyd Miller

Crescent International

Cranshire Capital

R&R Opportunity Fund

The Convertible Preferred Stock financing dated January 18, 2008

Valens U.S. SPV I, LLC

Valens Offshore SPV I, Ltd.

BAM Opportunity Fund LP

Hudson Bay Fund, LP

Hudson Bay Overseas Fund, Ltd

RRC Bio Fund, LP

Cranshire Capital, L.P.

Rosalind Capital Partners L.P.

Biohedge Holdings Limited

Diamond Opportunity Fund, LLC

Rockmore Investment Master Fund, Ltd.

BridgePointe Master Fund, Ltd.

GCA Strategic Investment Fund Limited

The following authorizations are required for the issuance of the Securities:

Board of Directors’ authorization

Accentia Biopharmaceuticals, Inc.	OUTSTANDING AND EXERCISABLE BY PRICE	Page:	1
	AS OF 6/6/2008	File:	Osprice
	Plan is equal to warr	Date:	6/12/2008
		Time:	3:42:43 PM

Name	ID	Number	Warrant Date	Expiration Date	Remaining Life in Years	Warrant Price	Shares Outstanding	Shares Exercisable
Ascendiant Securities LLC, Ascendiant Securities		00001513	2/27/2007	2/28/2012	3.73	$3.660	75,000	75,000
Ascendiant Securities LLC, Ascendiant Securities		00001514	2/27/2007	2/28/2012	3.73	$3.660	50,000	50,000
BAM Opportunity Fund LP,		00001670	1/18/2008	1/18/2014	5.62	$2.670	561,797	561,797
BioHedge Holdings Limited,		00001664	1/18/2008	1/18/2014	5.62	$2.670	5,805	5,805
Black Knight Venture Fund I, Black Knight Venture Fund I		00001461	5/15/2006	5/15/2011	2.94	$6.590	200,000	200,000
Bridgepointe Master Fund LTD, Bridgepointe Master Fund LTD		00001485	2/28/2007	2/28/2012	3.73	$2.940	189,732	189,732
Bridgepointe Master Fund LTD, Bridgepointe Master Fund LTD		00001661	1/18/2008	1/18/2014	5.62	$2.670	93,632	93,632
Brio Capital LP, Brio Capital LP		00001460	5/15/2006	5/15/2011	2.94	$6.590	10,000	10,000
Bristol Investment Fund, Ltd., Bristol Investment Fund, Ltd.		00001459	5/15/2006	5/15/2011	2.94	$6.590	30,000	30,000
Carol A. Sassouni Rev. Trust, Carol A. Sassouni Rev. Trust		00001449	5/15/2006	5/15/2011	2.94	$6.590	1,000	1,000
Cranshire Capital, LP, Cranshire Capital, LP		00001458	5/15/2006	5/15/2011	2.94	$6.590	50,000	50,000
Cranshire Capital, LP, Cranshire Capital, LP		00001490	2/28/2007	2/28/2012	3.73	$2.940	94,866	94,866
Cranshire Capital, LP, Cranshire Capital, LP		00001534	10/19/2007	1/19/2009	0.62	$2.670	70,225	70,225
Cranshire Capital, LP, Cranshire Capital, LP		00001666	1/18/2008	1/18/2014	5.62	$2.670	93,632	93,632
Crescent International, Ltd, Crescent International, Ltd		00001457	5/15/2006	5/15/2011	2.94	$6.590	30,000	30,000
Crescent International, Ltd, Crescent International, Ltd		00001489	2/28/2007	2/28/2012	3.73	$2.940	88,542	88,542
DKR Sound Shore Oasis Holding, DKR Sound Shore Oasis Holding		00001455	5/15/2006	5/15/2011	2.94	$6.590	50,000	50,000
Diamond Opportunity Fund, LLC, Diamond Opportunity Fund, LLC		00001456	5/15/2006	5/15/2011	2.94	$6.590	30,000	30,000
Diamond Opportunity Fund, LLC, Diamond Opportunity Fund, LLC		00001663	1/18/2008	1/18/2014	5.62	$2.670	37,453	37,453
Diamond Opportunity Fund, LLC, Diamond Opportunity Fund, LLC		00001533	10/19/2007	1/19/2009	0.62	$2.670	28,090	28,090
Diamond Opportunity Fund, LLC, Diamond Opportunity Fund, LLC		00001487	2/28/2007	2/28/2012	3.73	$2.940	37,946	37,946
GCA Strategic Investment Fund, GCA Strategic Investment Fund		00001486	2/28/2007	2/28/2012	3.73	$2.940	189,732	189,732
GCA Strategic Investment Fund, GCA Strategic Investment Fund		00001660	1/18/2008	1/18/2014	5.62	$2.670	93,632	93,632
GPC LIX, LLC, GPC LIX, LLC		00001463	9/29/2006	9/29/2011	3.32	$2.750	62,724	62,724
GPC LIX, LLC, GPC LIX, LLC		00001526	10/19/2007	1/19/2009	0.62	$2.670	52,528	52,528
GPC LIX, LLC, GPC LIX, LLC		00001478	2/28/2007	2/28/2012	3.73	$2.940	70,959	70,959
Guggenheim Portfolio , Guggenheim Portfolio		00001477	2/28/2007	2/28/2012	3.73	$2.940	42,374	42,374
Guggenheim Portfolio , Guggenheim Portfolio		00001464	9/29/2006	9/29/2011	3.32	$2.750	37,634	37,634
Guggenheim Portfolio , Guggenheim Portfolio		00001525	10/19/2007	1/19/2009	0.62	$2.670	31,367	31,367
Holman, Carl Reyburn		00001445	11/2/2005	11/2/2012	4.41	$8.000	35,000	35,000
Hopkins Capital Group II, LLC, HCG II, LLC		00001517	6/14/2007	6/14/2011	3.02	$4.320	2,000,000	2,000,000
Hopkins Capital Group II, LLC, HCG II, LLC		00001543	12/27/2007	12/27/2012	4.56	$2.910	175,000	175,000
Hudson Bay Fund, LP,		00001669	1/18/2008	1/18/2014	5.62	$2.670	7,116	7,116
Hudson Bay Overseas Fund, Ltd,		00001668	1/18/2008	1/18/2014	5.62	$2.670	11,610	11,610
Kamunting Street Master Fund, Kamunting Street Master Fund		00001454	5/15/2006	5/15/2011	2.94	$6.590	100,000	100,000
Laurus Master Fund, Ltd., Laurus Master Fund, Ltd.		00001443	8/16/2005	8/16/2010	2.19	$2.670	1,000,000	1,000,000
Laurus Master Fund, Ltd., Laurus Master Fund, Ltd.		00001538	10/31/2007	10/31/2014	6.40	$2.670	4,024,398	4,024,398
Laurus Master Fund, Ltd., Laurus Master Fund, Ltd.		00001465	9/29/2006	9/29/2011	3.32	$2.750	627,240	627,240
MOAB Investments, LP		00001518	6/14/2007	6/14/2011	3.02	$4.320	200,000	200,000
May, David D		00001453	5/15/2006	5/15/2011	2.94	$6.590	5,000	5,000
Mayo Foundation for Medical Ed, Mayo Foundation for Medical Ed		00001441	7/20/2006	7/20/2011	3.12	$3.500	25,000	25,000
Mayo Foundation for Medical Ed, Mayo Foundation for Medical Ed		00001442	8/22/2006	8/22/2011	3.21	$3.500	450,000	300,000
Mayo Foundation for Medical Ed, Mayo Foundation for Medical Ed		00001442	6/16/2008	8/22/2011	5.00	$1.500	1,000,000	1,000,000
Midsummer Investment, Ltd., Midsummer Investment, Ltd.		00001466	9/29/2006	9/29/2011	3.32	$2.750	1,003,584	1,003,584
Midsummer Investment, Ltd., Midsummer Investment, Ltd.		00001522	10/19/2007	1/19/2009	0.62	$2.670	607,304	607,304

Midsummer Investment, Ltd., Midsummer Investment, Ltd.	00001474	2/28/2007	2/28/2012	3.73	$2.940	820,402	820,402
Miller, Lloyd I	00001488	2/28/2007	2/28/2012	3.73	$2.940	126,488	126,488
Nisswa Master Fund, Ltd., Nisswa Master Fund, Ltd.	00001452	5/15/2006	5/15/2011	2.94	$6.590	25,000	25,000
Nite Capital LP, Nite Capital LP	00001451	5/15/2006	5/15/2011	2.94	$6.590	40,000	40,000
Pandora Select Partners, LP, Pandora Select Partners, LP	00001467	9/29/2006	9/29/2011	3.32	$2.750	87,814	87,814
Pandora Select Partners, LP, Pandora Select Partners, LP	00001527	10/19/2007	1/19/2009	0.62	$2.670	73,502	73,502
Pandora Select Partners, LP, Pandora Select Partners, LP	00001479	2/28/2007	2/28/2012	3.73	$2.940	99,294	99,294
R&R Opportunity Fund, L.P., R&R Opportunity Fund, L.P.	00001492	2/28/2007	2/28/2012	3.73	$2.940	31,622	31,622
R&R Opportunity Fund, L.P., R&R Opportunity Fund, L.P.	00001536	10/19/2007	1/19/2009	0.62	$2.670	23,408	23,408
RAM Holdings, LLC., RAM Holdings, LLC.	00001450	5/15/2006	5/15/2011	2.94	$6.590	50,000	50,000
RRC Bio Fund, LP,	00001667	1/18/2008	1/18/2014	5.62	$2.670	59,925	59,925
Rockmore Investment MasterFund, Rockmore Investment MasterFund	00001468	9/29/2006	9/29/2011	3.32	$2.750	125,448	125,448
Rockmore Investment MasterFund, Rockmore Investment MasterFund	00001491	2/28/2007	2/28/2012	3.73	$2.940	52,366	52,366
Rockmore Investment MasterFund, Rockmore Investment MasterFund	00001535	10/19/2007	1/19/2009	0.62	$2.670	38,764	38,764
Rockmore Investment MasterFund, Rockmore Investment MasterFund	00001662	1/18/2008	1/18/2014	5.62	$2.670	93,632	93,632
Rodman & Renshaw, LLC, Rodman & Renshaw	00001473	9/29/2006	9/29/2011	3.32	$2.750	545,455	545,455
Rodman & Renshaw, LLC, Rodman & Renshaw	00001515	2/27/2007	2/28/2012	3.73	$3.660	330,918	330,918
Rodman & Renshaw, LLC, Rodman & Renshaw	00001516	2/27/2007	2/28/2012	3.73	$3.660	5,682	5,682
Rodman & Renshaw, LLC, Rodman & Renshaw	00001659	1/18/2008	1/18/2014	5.62	$2.670	163,464	163,464
Rosalind Capital Partners, L.P,	00001665	1/18/2008	1/18/2014	5.62	$2.670	14,606	14,606
Sibex Capital Fund, Inc., Sibex Capital Fund, Inc.	00001448	5/15/2006	5/15/2011	2.94	$6.590	30,000	30,000
Soutine Resources, LLC, Soutine Resources, LLC	00001447	5/15/2006	5/15/2011	2.94	$6.590	22,500	22,500
Telesis CDE Corporation, Telesis CDC Corporation	00001444	4/25/2006	4/24/2013	4.88	$8.000	100,000	100,000
UBS O’Connor LLC, UBS O’Connor LLC	00001446	5/15/2006	5/15/2011	2.94	$6.590	100,000	100,000
UBS O’Connor LLC, UBS O’Connor LLC	00001484	2/28/2007	2/28/2012	3.73	$2.940	126,488	126,488
UBS O’Connor LLC, UBS O’Connor LLC	00001532	10/19/2007	1/19/2009	0.62	$2.670	93,633	93,633
Valens Offshore SPV I, Ltd,	00001671	1/18/2008	1/18/2014	5.62	$2.670	365,169	365,169
Valens U.S. SPV I, LLC,	00001672	1/18/2008	1/18/2014	5.62	$2.670	196,629	196,629
Whalehaven Capital/Stonestreet, Whalehaven Capital/Stonestreet	00001462	5/15/2006	5/15/2011	2.94	$6.590	50,000	50,000
Whitebox Convertible Arbitrage, Whitebox Convertible Arbitrage	00001469	9/29/2006	9/29/2011	3.32	$2.750	376,344	376,344
Whitebox Convertible Arbitrage, Whitebox Convertible Arbitrage	00001475	2/28/2007	2/28/2012	3.73	$2.940	299,018	299,018
Whitebox Convertible Arbitrage, Whitebox Convertible Arbitrage	00001523	10/19/2007	1/19/2009	0.62	$2.670	221,349	221,349
Whitebox Hedged High Yield Prt, Whitebox Hedged High Yield Prt	00001470	9/29/2006	9/29/2011	3.32	$2.750	376,344	376,344
Whitebox Hedged High Yield Prt, Whitebox Hedged High Yield Prt	00001476	2/28/2007	2/28/2012	3.73	$2.940	425,506	425,506
Whitebox Hedged High Yield Prt, Whitebox Hedged High Yield Prt	00001524	10/19/2007	1/19/2009	0.62	$2.670	314,982	314,982
Whitebox Intermarket Partners, Whitebox Intermarket Partners	00001471	9/29/2006	9/29/2011	3.32	$2.750	62,724	62,724
Whitebox Intermarket Partners, Whitebox Intermarket Partners	00001528	10/19/2007	1/19/2009	0.62	$2.670	52,528	52,528
Whitebox Intermarket Partners, Whitebox Intermarket Partners	00001480	2/28/2007	2/28/2012	3.73	$2.940	70,959	70,959
Whitebox Special Opp Fund, LP, Whitebox Special Opp Fund, LP	00001482	2/28/2007	2/28/2012	3.73	$2.940	50,595	50,595
Whitebox Special Opp Fund, LP, Whitebox Special Opp Fund, LP	00001529	10/19/2007	1/19/2009	0.62	$2.670	56,180	56,180
Whitebox Special Opp Fund, LTD, Whitebox Special Opp Fund, LTD	00001481	2/28/2007	2/28/2012	3.73	$2.940	75,893	75,893
Whitebox Special Opp Fund, LTD, Whitebox Special Opp Fund, LTD	00001530	10/19/2007	1/19/2009	0.62	$2.670	37,453	37,453
Wolverine Convertible Arbitrag, Wolverine Convertible Arbitrag	00001472	9/29/2006	9/29/2011	3.32	$2.750	376,344	376,344
Wolverine Convertible Arbitrag, Wolverine Convertible Arbitrag	00001483	2/28/2007	2/28/2012	3.73	$2.940	261,830	261,830
Wolverine Convertible Arbitrag, Wolverine Convertible Arbitrag	00001531	10/19/2007	1/19/2009	0.62	$2.670	193,820	193,820
TOTALS						20,824,000	20,674,000

Accentia Biopharmaceuticals, Inc.	OUTSTANDING AND EXERCISABLE BY PRICE	Page:	1
	AS OF 6/6/2008	File:	Osprice
	Plan is equal to acct	Date:	6/12/2008
		Time:	3:44:23 PM

Name	ID	Number	Option Date	Expiration Date	Remaining Life in Years	Option Price	Shares Outstanding	Shares Exercisable
Sorenson, Fred		00000647	12/1/2003	12/1/2013	5.49	$5.15	84,956	84,956
Bergemman, Rito		00000648	12/1/2003	12/1/2013	5.49	$5.15	84,956	84,956
Birdsong, David A.		00000143	4/10/2003	4/10/2013	4.84	$2.22	226	226
Birdsong, David A.		00000144	4/10/2003	4/10/2013	4.84	$2.22	1,576	1,576
Birdsong, David A.		00000145	4/10/2003	4/10/2013	4.84	$2.22	45	45
Birdsong, David A.		00000659	1/1/2004	1/1/2014	5.57	$4.45	225	225
Birdsong, David A.		00000146	5/9/2003	5/9/2013	4.92	$2.22	675	675
Born, Randall E.		00000152	4/10/2003	4/10/2013	4.84	$2.22	563	563
Born, Randall E.		00000153	5/9/2003	5/9/2013	4.92	$2.22	338	338
Butler, Jim (James)		00000120	4/10/2003	4/10/2013	4.84	$2.22	450	450
Denovchek, Stephen M.		00000180	4/10/2003	4/10/2013	4.84	$2.22	2,252	2,252
Denovchek, Stephen M.		00000181	5/9/2003	5/9/2013	4.92	$2.22	675	675
Diesbach, Lawrence		00000182	4/10/2003	4/10/2013	4.84	$2.22	158	158
Disbrow, Cliff		00000183	4/10/2003	4/10/2013	4.84	$2.22	450	450
Holt, David		00000586	4/10/2003	4/10/2013	4.84	$2.22	2,072	2,072
Johnson, Ross M.		00000209	4/10/2003	4/10/2013	4.84	$2.22	2,252	2,252
Jones, Dudley (Rick) R.		00000210	4/10/2003	4/10/2013	4.84	$2.22	2,252	2,252
Jones, Dudley (Rick) R.		00000211	5/9/2003	5/9/2013	4.92	$2.22	675	675
Mario, Ernest		00000253	4/10/2003	4/10/2013	4.84	$2.22	450	450
Marro, Edward P.		00000254	4/10/2003	4/10/2013	4.84	$2.22	450	450
Navarro, Robert		00000265	4/10/2003	4/10/2013	4.84	$2.22	450	450
O’Donnell, Francis E. (Accentia)		00000270	4/10/2003	4/10/2013	4.84	$2.22	2,252	2,252
Reynolds, William C.		00000283	4/10/2003	4/10/2013	4.84	$2.22	1,576	1,576
Reynolds, William C.		00000424	11/7/2003	11/7/2013	5.42	$4.45	675	675
Reynolds, William C.		00000284	4/10/2003	4/10/2013	4.84	$2.22	675	675
Stefano, Steve		00000290	4/10/2003	4/10/2013	4.84	$2.22	2,252	2,252
Stewart, Jim		00000291	4/10/2003	4/10/2013	4.84	$2.22	450	450
Thomas, II, William J.		00000293	4/10/2003	4/10/2013	4.84	$2.22	6,755	6,755
Whitaker, Trampas		00000295	4/10/2003	4/10/2013	4.84	$2.22	180	180
Yurick, Gregory A.		00000247	5/9/2003	5/9/2013	4.92	$2.22	338	338
Yurick, Gregory A.		00000302	4/10/2003	4/10/2013	4.84	$2.22	563	563
Alexandrescu, Kimberly		00001609	1/7/2008	1/7/2018	9.59	$2.690	1,500	500
Arikian, Steven R.(accentia)		00000305	11/7/2003	11/7/2013	5.42	$2.110	95,012	95,012
Arikian, Steven R.(accentia)		00001645	1/7/2008	1/7/2018	9.59	$2.690	100,000	33,334
Arikian, Steven R.(accentia)		00001686	2/29/2008	3/1/2018	9.73	$2.610	30,000	0
Arora, Sarika		00001652	1/7/2008	1/7/2018	9.59	$2.690	1,000	334
Baker, David		00001602	1/7/2008	1/7/2018	9.59	$2.690	5,000	1,667
Bathen, Kristin		00001188	2/9/2006	2/9/2016	7.68	$6.900	11	11
Bathen, Kristin		00001258	12/15/2006	12/15/2016	8.53	$3.360	275	275
Bathen, Kristin		00001317	12/15/2006	12/15/2016	8.53	$3.360	275	184
Berenson, Karina L.		00001242	12/15/2006	12/15/2016	8.53	$3.360	2,740	2,740
Berenson, Karina L.		00001301	12/15/2006	12/15/2016	8.53	$3.360	2,740	1,827
Berenson, Karina L.		00001552	1/7/2008	1/7/2018	9.59	$2.690	15,000	5,000
Birdsong, David A.		00001363	12/15/2006	12/15/2016	8.53	$3.360	667	667
Birdsong, David A.		00001124	1/1/2006	1/1/2016	7.57	$8.000	2,700	2,700
Birdsong, David A.		00001347	12/15/2006	12/15/2016	8.53	$3.360	6,479	6,479
Birdsong, David A.		00001288	12/15/2006	12/15/2016	8.53	$3.360	2,283	2,283
Birdsong, David A.		00000958	10/22/2004	10/22/2014	6.38	$3.160	1,900	1,900
Birdsong, David A.		00001550	1/7/2008	1/7/2018	9.59	$2.690	6,667	6,667

Birdsong, David A.	00001656	1/7/2008	1/7/2018	9.59	$2.690	334	334
Birdsong, David A.	00000309	11/7/2003	11/7/2013	5.42	$2.110	1,425	1,425
Birdsong, David A.	00000897	8/9/2004	8/9/2014	6.18	$3.160	2,375	2,375
Blaes, Barbara A	00000898	7/6/2004	7/6/2014	6.08	$2.630	950	950
Blaes, Barbara A	00001654	1/7/2008	1/7/2018	9.59	$2.690	500	167
Blaes, Barbara A	00001557	1/7/2008	1/7/2018	9.59	$2.690	10,000	3,334
Blanco, Lauren	00001588	1/7/2008	1/7/2018	9.59	$2.690	2,500	834
Bonitz, Susan	00001512	6/4/2007	6/4/2017	8.99	$2.900	15,000	10,000
Bonitz, Susan	00001658	1/28/2008	1/28/2018	9.65	$2.580	15,000	5,000
Born, Randall E.	00000961	10/22/2004	10/22/2014	6.38	$3.160	143	143
Born, Randall E.	00001125	1/1/2006	1/1/2016	7.57	$8.000	900	900
Born, Randall E.	00001570	1/7/2008	1/7/2018	9.59	$2.690	500	500
Bottjer, Brian D	00001519	7/10/2007	7/10/2017	9.09	$2.790	5,000	1,667
Bottjer, Brian D	00001564	1/7/2008	1/7/2018	9.59	$2.690	15,000	5,000
Breuer, Thomas	00001189	2/9/2006	2/9/2016	7.68	$6.900	704	704
Breuer, Thomas	00001255	12/15/2006	12/15/2016	8.53	$3.360	1,651	1,651
Breuer, Thomas	00001314	12/15/2006	12/15/2016	8.53	$3.360	1,651	1,101
Brockmeier, Birgit	00001190	2/9/2006	2/9/2016	7.68	$6.900	364	364
Brockmeier, Birgit	00001259	12/15/2006	12/15/2016	8.53	$3.360	254	254
Brockmeier, Birgit	00001318	12/15/2006	12/15/2016	8.53	$3.360	254	170
Calder, Douglas	00001541	11/29/2007	11/29/2017	9.48	$2.700	15,000	0
Caravello, Jessica	00001603	1/7/2008	1/7/2018	9.59	$2.690	500	500
Casciano, Roman N.	00000589	10/23/2002	10/23/2012	4.38	$2.110	23,753	23,753
Casciano, Roman N.	00001544	1/7/2008	1/7/2018	9.59	$2.690	75,000	25,000
Casciano, Roman N.	00001409	12/15/2006	12/15/2016	8.53	$3.360	8,549	5,700
Casciano, Roman N.	00001391	12/15/2006	12/15/2016	8.53	$3.360	8,549	8,549
Casciano, Roman N.	00000904	3/1/2004	3/1/2014	5.73	$2.630	23,753	23,753
Casciano, Roman N.	00001171	2/9/2006	2/9/2016	7.68	$6.900	7,401	7,401
Chapman, Christopher C	00001694	4/16/2008	4/16/2018	9.86	$0.810	52,500	0
Chuklavit, Maruit Jonathan	00001618	1/7/2008	1/7/2018	9.59	$2.690	1,000	334
Clary, Tyrisha M.	00001610	1/7/2008	1/7/2018	9.59	$2.690	1,000	334
Cohen, Carl M.	00000905	11/19/2004	11/19/2014	6.45	$3.160	35,629	35,629
Coleman, Vance M.	00000906	10/4/2004	10/4/2014	6.33	$3.160	950	950
Coleman, Vance M.	00001559	1/7/2008	1/7/2018	9.59	$2.690	10,000	3,334
Consiglieri , Romulo	00000807	7/1/2004	7/1/2014	6.07	$2.630	225	225
Consiglieri , Romulo	00001179	2/9/2006	2/9/2016	7.68	$6.900	1,644	1,644
Consiglieri , Romulo	00001285	12/15/2006	12/15/2016	8.53	$3.360	1,468	1,468
Consiglieri , Romulo	00001344	12/15/2006	12/15/2016	8.53	$3.360	1,468	979
Costello, Vicki	00001419	12/15/2006	12/15/2016	8.53	$2.310	1,666	1,666
Costello, Vicki	00001589	1/7/2008	1/7/2018	9.59	$2.690	1,667	1,667
Crofts, Karen (KC)	00001606	1/7/2008	1/7/2018	9.59	$2.690	1,500	500
Cross, Brian W.	00001385	12/15/2006	12/15/2016	8.53	$3.360	3,262	3,262
Cross, Brian W.	00001402	12/15/2006	12/15/2016	8.53	$3.360	3,262	2,175
Cross, Brian W.	00001222	2/9/2006	2/9/2016	7.68	$8.000	5,000	5,000
Cross, Brian W.	00001152	2/9/2006	2/9/2016	7.68	$6.900	374	374
Cross, Brian W.	00001554	1/7/2008	1/7/2018	9.59	$2.690	15,000	5,000
Daniel, Lora	00000324	2/17/2004	2/17/2014	5.70	$2.630	950	950
Daniel, Lora	00001576	1/7/2008	1/7/2018	9.59	$2.690	500	500
Demmig, Susanne	00000787	7/1/2004	7/1/2014	6.07	$2.630	319	319
Demmig, Susanne	00001319	12/15/2006	12/15/2016	8.53	$3.360	102	69
Demmig, Susanne	00001204	2/9/2006	2/9/2016	7.68	$6.900	169	169
Demmig, Susanne	00001260	12/15/2006	12/15/2016	8.53	$3.360	102	102
Denovchek, Stephen M.	00000327	11/7/2003	11/7/2013	5.42	$2.110	1,188	1,188
Denovchek, Stephen M.	00000969	10/22/2004	10/22/2014	6.38	$3.160	950	950
Denovchek, Stephen M.	00001220	1/1/2006	1/1/2016	7.57	$8.000	2,900	2,900
Denovchek, Stephen M.	00001436	3/5/2007	3/5/2017	8.75	$3.570	5,000	1,666
Denovchek, Stephen M.	00001655	1/7/2008	1/7/2018	9.59	$2.690	1,000	334

Denovchek, Stephen M.	00001561	1/7/2008	1/7/2018	9.59	$2.690	10,000	3,334
Denovchek, Stephen M.	00001362	12/15/2006	12/15/2016	8.53	$3.360	1,000	667
Dolgitser, Margarita	00001434	12/15/2006	12/15/2016	8.53	$3.360	1,142	762
Dolgitser, Margarita	00001435	12/15/2006	12/15/2016	8.53	$3.360	1,142	1,142
Dolgitser, Margarita	00001566	1/7/2008	1/7/2018	9.59	$2.690	5,000	1,667
Doron, Krista	00001096	1/1/2006	1/1/2016	7.57	$8.000	2,000	2,000
Dubinsky, John P.	00001216	11/2/2005	11/2/2015	7.41	$8.000	30,000	30,000
Dubinsky, John P.	00001637	3/1/2007	3/1/2017	8.73	$3.620	15,000	15,000
Duffey, Samuel S. (Accentia)	00000330	11/7/2003	11/7/2013	5.42	$2.110	118,765	118,765
Duffey, Samuel S. (Accentia)	00001146	2/9/2006	2/9/2016	7.68	$7.590	41,168	41,168
Duffey, Samuel S. (Accentia)	00001380	12/15/2006	12/15/2016	8.53	$3.700	41,168	41,168
Duffey, Samuel S. (Accentia)	00001375	12/15/2006	12/15/2016	8.53	$3.700	345,257	230,173
Duffey, Samuel S. (Accentia)	00001374	12/15/2006	12/15/2016	8.53	$3.700	4,743	3,159
Duffey, Samuel S. (Accentia)	00001641	1/7/2008	1/7/2018	9.59	$2.690	74,349	1
Duffey, Samuel S. (Accentia)	00001642	1/7/2008	1/7/2018	9.59	$2.690	200,651	91,666
Duffy, Kristy D	00001657	2/4/2008	2/4/2018	9.67	$2.940	10,000	0
Faerber, Janice	00001427	12/15/2006	12/15/2016	8.53	$3.360	1,200	1,200
Faerber, Janice	00001428	12/15/2006	12/15/2016	8.53	$3.360	1,200	801
Faerber, Janice	00001578	1/7/2008	1/7/2018	9.59	$2.690	1,500	500
Flores, Melissa	00001630	1/7/2008	1/7/2018	9.59	$2.690	500	500
Frederick, Argelis	00001628	1/7/2008	1/7/2018	9.59	$2.690	1,500	500
Freivogel , Klaus	00000782	7/1/2004	7/1/2014	6.07	$2.630	417	417
Freivogel , Klaus	00001180	2/9/2006	2/9/2016	7.68	$6.900	1,516	1,516
Freivogel , Klaus	00001320	12/15/2006	12/15/2016	8.53	$3.360	412	275
Freivogel , Klaus	00001261	12/15/2006	12/15/2016	8.53	$3.360	412	412
Fuhr, Katharina	00000785	7/1/2004	7/1/2014	6.07	$2.630	354	354
Fuhr, Katharina	00001181	2/9/2006	2/9/2016	7.68	$6.900	1,225	1,225
Fuhr, Katharina	00001345	12/15/2006	12/15/2016	8.53	$3.360	500	334
Fuhr, Katharina	00001286	12/15/2006	12/15/2016	8.53	$3.360	500	500
Gaughan, Matthew C.	00001595	1/7/2008	1/7/2018	9.59	$2.690	500	500
George, Megan	00001622	1/7/2008	1/7/2018	9.59	$2.690	500	500
Gibson, Elizabeth	00000336	1/12/2004	1/12/2014	5.60	$2.630	950	950
Gibson, Elizabeth	00001575	1/7/2008	1/7/2018	9.59	$2.690	3,000	1,000
Glass, Jared	00001626	1/7/2008	1/7/2018	9.59	$2.690	1,500	500
Glover, Shelly L.	00001099	1/1/2006	1/1/2016	7.57	$8.000	2,000	2,000
Glover, Shelly L.	00001581	1/7/2008	1/7/2018	9.59	$2.690	1,500	500
Gossage, Teresa C.	00001148	2/9/2006	2/9/2016	7.68	$6.900	319	319
Gossage, Teresa C.	00001591	1/7/2008	1/7/2018	9.59	$2.690	2,500	834
Gossage, Teresa C.	00001386	12/15/2006	12/15/2016	8.53	$3.360	1,631	1,631
Gossage, Teresa C.	00001403	12/15/2006	12/15/2016	8.53	$3.360	1,631	1,088
Gowen, Andrew C.	00001599	1/7/2008	1/7/2018	9.59	$2.690	500	500
Greger , Astrid	00000788	7/1/2004	7/1/2014	6.07	$2.630	413	413
Greger , Astrid	00001191	2/9/2006	2/9/2016	7.68	$6.900	374	374
Greger , Astrid	00001321	12/15/2006	12/15/2016	8.53	$3.360	164	110
Greger , Astrid	00001262	12/15/2006	12/15/2016	8.53	$3.360	164	164
Groß, Sonja	00000794	7/1/2004	7/1/2014	6.07	$2.630	496	496
Groß, Sonja	00001322	12/15/2006	12/15/2016	8.53	$3.360	309	207
Groß, Sonja	00001369	2/9/2006	2/9/2016	7.68	$6.900	419	419
Groß, Sonja	00001368	12/15/2006	12/15/2016	8.53	$3.360	309	309
Gultyaev , Dmitry	00001264	12/15/2006	12/15/2016	8.53	$3.360	1,338	1,338
Gultyaev , Dmitry	00001206	2/9/2006	2/9/2016	7.68	$6.900	643	643
Gultyaev , Dmitry	00000805	7/1/2004	7/1/2014	6.07	$2.630	455	455
Gultyaev , Dmitry	00001323	12/15/2006	12/15/2016	8.53	$3.360	1,338	893
Hammer, Martin	00000594	3/31/2004	3/31/2014	5.82	$2.630	17,518	17,518
Hasara, Garrison (acct)	00000885	7/1/2004	7/1/2014	6.07	$2.630	4,751	4,751
Hasara, Garrison (acct)	00001383	12/15/2006	12/15/2016	8.53	$3.360	9,786	9,786
Hasara, Garrison (acct)	00001422	10/10/2006	10/10/2016	8.35	$2.440	20,000	13,334

Hasara, Garrison (acct)	00001640	1/7/2008	1/7/2018	9.59	$2.690	12,251	12,251
Hasara, Garrison (acct)	00001639	1/7/2008	1/7/2018	9.59	$2.690	87,749	21,083
Hasara, Garrison (acct)	00001400	12/15/2006	12/15/2016	8.53	$3.360	9,786	6,525
Hasara, Garrison (acct)	00001153	2/9/2006	2/9/2016	7.68	$6.900	6,986	6,986
Hassel, Benedikt	00001213	2/9/2006	2/9/2016	7.68	$6.900	1,300	1,300
Hatchett, Krista D.	00001593	1/7/2008	1/7/2018	9.59	$2.690	1,500	500
Himmelsbach, Diana	00001193	2/9/2006	2/9/2016	7.68	$6.900	225	225
Himmelsbach, Diana	00001325	12/15/2006	12/15/2016	8.53	$3.360	206	138
Himmelsbach, Diana	00001266	12/15/2006	12/15/2016	8.53	$3.360	206	206
Hittinger, Michael W.	00001598	1/7/2008	1/7/2018	9.59	$2.690	1,500	500
Hoffmann, Jonas	00000784	7/1/2004	7/1/2014	6.07	$2.630	198	198
Hoffmann, Jonas	00001175	2/9/2006	2/9/2016	7.68	$6.900	108	108
Hoffmann, Jonas	00001267	12/15/2006	12/15/2016	8.53	$3.360	176	176
Hoffmann, Jonas	00001326	12/15/2006	12/15/2016	8.53	$3.360	176	118
Houston, Michael	00001616	1/7/2008	1/7/2018	9.59	$2.690	1,500	500
Hoyt, Morgan Leigh	00001627	1/7/2008	1/7/2018	9.59	$2.690	1,500	500
Hussey, Joanne	00001394	12/15/2006	12/15/2016	8.53	$3.360	2,936	2,936
Hussey, Joanne	00001412	12/15/2006	12/15/2016	8.53	$3.360	2,936	1,958
Hussey, Joanne	00001586	1/7/2008	1/7/2018	9.59	$2.690	2,500	834
Jaffee, Margo	00001520	9/14/2007	9/14/2017	9.27	$3.790	1,000	334
Jaffee, Margo	00001635	1/7/2008	1/7/2018	9.59	$2.690	2,000	667
Jakob, Waltraud	00000789	7/1/2004	7/1/2014	6.07	$2.630	342	342
Jakob, Waltraud	00001268	12/15/2006	12/15/2016	8.53	$3.360	154	154
Jakob, Waltraud	00001327	12/15/2006	12/15/2016	8.53	$3.360	154	103
Jakob, Waltraud	00001194	2/9/2006	2/9/2016	7.68	$6.900	380	380
Johnson, YiYi Lam	00001424	10/10/2006	10/10/2016	8.35	$2.440	7,500	5,000
Johnson, YiYi Lam	00001585	1/7/2008	1/7/2018	9.59	$2.690	7,500	2,500
Johnson, YiYi Lam	00001387	12/15/2006	12/15/2016	8.53	$3.360	897	897
Johnson, YiYi Lam	00001404	12/15/2006	12/15/2016	8.53	$3.360	897	599
Jones, Dudley (Rick) R.	00000349	11/7/2003	11/7/2013	5.42	$2.110	1,188	1,188
Jones, Dudley (Rick) R.	00000916	8/9/2004	8/9/2014	6.18	$3.160	2,375	2,375
Jones, Dudley (Rick) R.	00001134	1/1/2006	1/1/2016	7.57	$8.000	2,900	2,900
Jones, Dudley (Rick) R.	00001348	12/15/2006	12/15/2016	8.53	$3.360	8,834	5,890
Jones, Dudley (Rick) R.	00001545	1/7/2008	1/7/2018	9.59	$2.690	50,000	16,667
Jones, Dudley (Rick) R.	00001430	3/8/2007	3/8/2017	8.75	$3.530	15,000	5,000
Jones, Dudley (Rick) R.	00001289	12/15/2006	12/15/2016	8.53	$3.360	3,262	3,262
Jones, Dudley (Rick) R.	00000980	10/22/2004	10/22/2014	6.38	$3.160	1,900	1,900
Kalpas, Edward A.	00001632	1/7/2008	1/7/2018	9.59	$2.690	667	667
Kempf-Müller , Dr. Andrea	00000793	7/1/2004	7/1/2014	6.07	$2.630	292	292
Kempf-Müller , Dr. Andrea	00001269	12/15/2006	12/15/2016	8.53	$3.360	145	145
Kempf-Müller , Dr. Andrea	00001328	12/15/2006	12/15/2016	8.53	$3.360	145	97
Kempf-Müller , Dr. Andrea	00001207	2/9/2006	2/9/2016	7.68	$6.900	242	242
Kennemer, Erin E.	00001612	1/7/2008	1/7/2018	9.59	$2.690	1,500	500
King, Edmund C.	00001229	10/27/2006	10/27/2016	8.39	$3.170	35,000	23,333
King, Edmund C.	00001689	2/29/2008	3/1/2018	9.73	$2.610	60,000	0
Kiss, Maria	00000800	7/1/2004	7/1/2014	6.07	$2.630	315	315
Kiss, Maria	00001270	12/15/2006	12/15/2016	8.53	$3.360	73	73
Kiss, Maria	00001329	12/15/2006	12/15/2016	8.53	$3.360	73	49
Kleiss, David	00001629	1/7/2008	1/7/2018	9.59	$2.690	1,500	500
Klemm, Stephan	00000895	7/1/2004	7/1/2014	6.07	$2.630	432	432
Klemm, Stephan	00001208	2/9/2006	2/9/2016	7.68	$6.900	513	513
Klemm, Stephan	00001330	12/15/2006	12/15/2016	8.53	$3.360	305	204
Klemm, Stephan	00001271	12/15/2006	12/15/2016	8.53	$3.360	305	305
Krakus, Michelle R.	00001166	2/9/2006	2/9/2016	7.68	$6.900	527	527
Krone, Frank	00001650	1/7/2008	1/7/2018	9.59	$2.690	10,000	3,334
Krukas, Michelle R.	00001246	12/15/2006	12/15/2016	8.53	$3.360	2,009	2,009
Krukas, Michelle R.	00001580	1/7/2008	1/7/2018	9.59	$2.690	5,000	1,667

Krukas, Michelle R.	00001305	12/15/2006	12/15/2016	8.53	$3.360	2,009	1,340
Kuckuk, Thomas	00000781	7/1/2004	7/1/2014	6.07	$2.630	794	794
Kwok, Annis	00001395	12/15/2006	12/15/2016	8.53	$3.360	456	456
Kwok, Annis	00001413	12/15/2006	12/15/2016	8.53	$3.360	456	305
Kwok, Annis	00001584	1/7/2008	1/7/2018	9.59	$2.690	2,500	834
Ladwig, Glenn P.	00001542	11/29/2007	11/29/2017	9.48	$2.700	20,000	0
Liczencias, Erika	00001176	2/9/2006	2/9/2016	7.68	$6.900	162	162
Liczencias, Erika	00001331	12/15/2006	12/15/2016	8.53	$3.360	587	392
Liczencias, Erika	00001272	12/15/2006	12/15/2016	8.53	$3.360	587	587
Lipp, David C.	00000362	11/7/2003	11/7/2013	5.42	$1.050	1,188	1,188
Lipp, David C.	00001573	1/7/2008	1/7/2018	9.59	$2.690	1,500	500
Lipp, David C.	00000986	10/22/2004	10/22/2014	6.38	$3.160	143	143
Little, Stephen D.	00001625	1/7/2008	1/7/2018	9.59	$2.690	1,500	500
Ludwig, Anna	00001273	12/15/2006	12/15/2016	8.53	$3.360	51	51
Ludwig, Anna	00001332	12/15/2006	12/15/2016	8.53	$3.360	51	35
Machado, Manuel	00001174	2/9/2006	2/9/2016	7.68	$6.900	1,691	1,691
Machado, Manuel	00001571	1/7/2008	1/7/2018	9.59	$2.690	5,000	1,667
Machado, Manuel	00001247	12/15/2006	12/15/2016	8.53	$3.360	920	920
Machado, Manuel	00001306	12/15/2006	12/15/2016	8.53	$3.360	920	614
Marshall, Rob	00001693	3/17/2008	3/17/2018	9.78	$2.730	10,000	0
Martinez, Jr., Alejandro (Alex)	00001619	1/7/2008	1/7/2018	9.59	$2.690	500	500
Matthews, Norman (Max)	00001605	1/7/2008	1/7/2018	9.59	$2.690	1,500	500
McLendon, Gypsy L	00000925	4/26/2004	4/26/2014	5.89	$2.630	950	950
McLeod, Carroll	00001008	4/8/2004	4/8/2014	5.84	$2.630	1,900	1,900
McNulty, James (acct)	00000643	11/7/2003	11/7/2013	5.42	$2.110	118,765	118,765
McNulty, James (acct)	00001145	2/9/2006	2/9/2016	7.68	$7.590	25,449	25,449
McNulty, James (acct)	00001372	12/20/2006	12/20/2016	8.54	$3.560	25,600	12,800
McNulty, James (acct)	00001371	12/15/2006	12/15/2016	8.53	$3.700	12,337	12,337
McNulty, James (acct)	00001370	12/15/2006	12/15/2016	8.53	$3.700	13,112	13,112
McNulty, James (acct)	00001373	12/20/2006	12/20/2016	8.54	$3.560	124,400	87,206
McNulty, James (acct)	00001647	1/7/2008	1/7/2018	9.59	$2.690	100,652	58,334
McNulty, James (acct)	00001646	1/7/2008	1/7/2018	9.59	$2.690	74,348	0
McNulty, William J.	00001156	2/9/2006	2/9/2016	7.68	$6.900	3,992	3,992
McNulty, William J.	00001548	1/7/2008	1/7/2018	9.59	$2.690	15,000	5,000
McNulty, William J.	00001384	12/15/2006	12/15/2016	8.53	$3.360	10,439	10,439
McNulty, William J.	00001006	3/1/2004	3/1/2014	5.73	$2.630	11,876	11,876
McNulty, William J.	00000890	7/1/2004	7/1/2014	6.07	$2.630	4,751	4,751
McNulty, William J.	00001401	12/15/2006	12/15/2016	8.53	$3.360	10,439	6,960
McOmber, Ben	00001604	1/7/2008	1/7/2018	9.59	$2.690	1,500	500
Mermejean, Patricia	00001195	2/9/2006	2/9/2016	7.68	$6.900	772	772
Morlotti, Luca	00001177	2/9/2006	2/9/2016	7.68	$6.900	108	108
Moser, David D	00001551	1/7/2008	1/7/2018	9.59	$2.690	50,000	16,667
Mueller , Elvira	00000801	7/1/2004	7/1/2014	6.07	$2.630	808	808
Mueller , Elvira	00001648	1/7/2008	1/7/2018	9.59	$2.690	15,000	5,000
Mueller , Elvira	00001316	12/15/2006	12/15/2016	8.53	$3.360	2,827	1,885
Mueller , Elvira	00001218	2/9/2006	2/9/2016	7.68	$6.900	2,598	2,598
Mueller , Elvira	00001257	12/15/2006	12/15/2016	8.53	$3.360	2,827	2,827
Müller-Welte , Inka	00000791	7/1/2004	7/1/2014	6.07	$2.630	326	326
Neumann, Monika	00000810	7/1/2004	7/1/2014	6.07	$2.630	361	361
Neumann, Monika	00001333	12/15/2006	12/15/2016	8.53	$3.360	811	541
Neumann, Monika	00001196	2/9/2006	2/9/2016	7.68	$6.900	696	696
Neumann, Monika	00001274	12/15/2006	12/15/2016	8.53	$3.360	811	811
O’Donnell, Francis E. (Accentia)	00001690	2/29/2008	3/1/2018	9.73	$2.610	37,500	0
Ogbonnaya, Augustina	00001614	1/7/2008	1/7/2018	9.59	$2.690	1,000	334
Parker, Beverly D.	00001108	1/1/2006	1/1/2016	7.57	$8.000	2,000	2,000
Parker, Beverly D.	00001590	1/7/2008	1/7/2018	9.59	$2.690	500	500
Paschall, Pamela G.	00001431	3/12/2007	3/12/2017	8.76	$3.550	5,000	1,666

Paschall, Pamela G.		00001562	1/7/2008	1/7/2018	9.59	$2.690	12,500	4,167
Pasquale, Carmen		00000799	7/1/2004	7/1/2014	6.07	$2.630	311	311
Pasquale, Carmen		00001334	12/15/2006	12/15/2016	8.53	$3.360	587	392
Pasquale, Carmen		00001183	2/9/2006	2/9/2016	7.68	$6.900	1,183	1,183
Pasquale, Carmen		00001275	12/15/2006	12/15/2016	8.53	$3.360	587	587
Paul, Renee		00001563	1/7/2008	1/7/2018	9.59	$2.690	15,000	5,000
Paul, Renee		00001405	12/15/2006	12/15/2016	8.53	$3.360	1,957	1,305
Paul, Renee		00001388	12/15/2006	12/15/2016	8.53	$3.360	1,957	1,957
Paul, Renee		00001157	2/9/2006	2/9/2016	7.68	$6.900	898	898
Paul, Renee		00001149	2/9/2006	2/9/2016	7.68	$6.900	998	998
Paul, Renee		00000887	7/1/2004	7/1/2014	6.07	$2.630	1,900	1,900
Pearce, Alan M.		00001147	2/9/2006	2/9/2016	7.68	$7.590	37,425	37,425
Pearce, Alan M.		00001378	12/20/2006	12/20/2016	8.54	$3.560	8,600	4,299
Pearce, Alan M.		00001379	12/20/2006	12/20/2016	8.54	$3.560	241,400	162,375
Pearce, Alan M.		00001643	1/7/2008	1/7/2018	9.59	$2.690	200,652	91,667
Pearce, Alan M.		00001692	2/29/2008	3/1/2018	9.73	$2.610	30,000	0
Pearce, Alan M.		00001644	1/7/2008	1/7/2018	9.59	$2.690	74,348	0
Pearce, Alan M.		00001636	2/9/2006	2/9/2016	7.68	$7.590	47,431	47,431
Pearce, Alan M.		00001376	12/15/2006	12/15/2016	8.53	$3.700	4,137	4,137
Pearce, Alan M.		00001377	12/15/2006	12/15/2016	8.53	$3.700	33,288	33,288
Perrie, Nickie		00000934	8/11/2004	8/11/2014	6.18	$3.160	475	475
Plaza, Douglas A.		00000891	7/1/2004	7/1/2014	6.07	$2.630	1,188	1,188
Plaza, Douglas A.		00001407	12/15/2006	12/15/2016	8.53	$3.360	2,398	2,398
Plaza, Douglas A.		00001555	1/7/2008	1/7/2018	9.59	$2.690	3,334	3,334
Plaza, Douglas A.		00001389	12/15/2006	12/15/2016	8.53	$3.360	3,596	3,596
Plaza, Douglas A.		00001007	3/1/2004	3/1/2014	5.73	$2.630	7,126	7,126
Plaza, Douglas A.		00001155	2/9/2006	2/9/2016	7.68	$6.900	2,994	2,994
Podoloff, Colea		00001633	1/7/2008	1/7/2018	9.59	$2.690	1,500	500
Poole, William		00001537	6/25/2007	6/25/2017	9.05	$3.060	20,000	6,666
Poole, William		00001691	2/29/2008	3/1/2018	9.73	$2.610	45,000	0
Powers, Debra		00001634	1/7/2008	1/7/2018	9.59	$2.690	500	500
Precht, Christy R.		00000935	8/23/2004	8/23/2014	6.21	$3.160	950	950
Priebe, Barbara		00000796	7/1/2004	7/1/2014	6.07	$2.630	404	404
Priebe, Barbara		00001276	12/15/2006	12/15/2016	8.53	$3.360	792	792
Priebe, Barbara		00001335	12/15/2006	12/15/2016	8.53	$3.360	792	529
Priebe, Barbara		00001197	2/9/2006	2/9/2016	7.68	$6.900	467	467
Rains, Manfred		00001433	12/15/2006	12/15/2016	8.53	$8.510	4,750	4,750
Reynolds, William C.		00001560	1/7/2008	1/7/2018	9.59	$2.690	4,167	4,167
Reynolds, William C.		00001356	12/15/2006	12/15/2016	8.53	$3.360	1,001	1,001
Reynolds, William C.		00001297	12/15/2006	12/15/2016	8.53	$3.360	500	500
Reynolds, William C.		00001119	1/1/2006	1/1/2016	7.57	$8.000	2,900	2,900
Reynolds, William C.		00000997	10/22/2004	10/22/2014	6.38	$3.160	1,259	1,259
Reynolds, William C.		00000125	4/10/2003	4/10/2013	4.84	$1.050	1,663	1,663
Roberts, Douglas F		00000937	7/6/2004	7/6/2014	6.08	$2.630	2,850	2,850
Roberts, Douglas F		00001558	1/7/2008	1/7/2018	9.59	$2.690	3,334	3,334
Roos, Stacy		00001596	1/7/2008	1/7/2018	9.59	$2.690	500	500
Rosengarten, Mark		00001521	9/21/2007	9/21/2017	9.29	$3.220	3,334	3,334
Rosengarten, Mark		00001549	1/7/2008	1/7/2018	9.59	$2.690	5,000	5,000
Rosery, Hubertus		00000804	7/1/2004	7/1/2014	6.07	$2.630	390	390
Rosery, Hubertus		00001209	2/9/2006	2/9/2016	7.68	$6.900	674	674
Rushworth, Alison		00000797	7/1/2004	7/1/2014	6.07	$2.630	270	270
Rushworth, Alison		00001210	2/9/2006	2/9/2016	7.68	$6.900	254	254
Rushworth, Alison		00001336	12/15/2006	12/15/2016	8.53	$3.360	152	102
Rushworth, Alison		00001277	12/15/2006	12/15/2016	8.53	$3.360	152	152
Ryll, Dennis	(DG)	00000845	4/16/2004	4/16/2014	5.86	$2.110	5,938	5,938
Salyers, Chapelle		00001607	1/7/2008	1/7/2018	9.59	$2.690	1,500	500
Santos, Carlos		00001426	12/15/2006	12/15/2016	8.53	$3.360	1,174	1,174

Santos, Carlos	00001572	1/7/2008	1/7/2018	9.59	$2.690	5,000	1,667
Santos, Carlos	00001429	12/15/2006	12/15/2016	8.53	$3.360	1,174	783
Scheer, Linda M.	00001111	1/1/2006	1/1/2016	7.57	$8.000	2,000	2,000
Scheer, Linda M.	00001582	1/7/2008	1/7/2018	9.59	$2.690	500	500
Schiller, Ilona	00000798	7/1/2004	7/1/2014	6.07	$2.630	374	374
Schiller, Ilona	00001198	2/9/2006	2/9/2016	7.68	$6.900	610	610
Schmidt , Elvira	00000802	7/1/2004	7/1/2014	6.07	$2.630	493	493
Schmidt , Elvira	00001278	12/15/2006	12/15/2016	8.53	$3.360	1,584	1,584
Schmidt , Elvira	00001337	12/15/2006	12/15/2016	8.53	$3.360	1,584	1,057
Schmidt , Elvira	00001184	2/9/2006	2/9/2016	7.68	$6.900	1,668	1,668
Schmidt, Anke	00001192	2/9/2006	2/9/2016	7.68	$6.900	723	723
Schmidt, Anke	00001324	12/15/2006	12/15/2016	8.53	$3.360	705	471
Schmidt, Anke	00001265	12/15/2006	12/15/2016	8.53	$3.360	705	705
Schraibman, Eric	00000390	1/26/2004	1/26/2014	5.64	$2.630	950	950
Schraibman, Eric	00001651	1/7/2008	1/7/2018	9.59	$2.690	1,500	500
Schreiner , Raphaela	00000786	7/1/2004	7/1/2014	6.07	$2.630	376	376
Schreiner , Raphaela	00001338	12/15/2006	12/15/2016	8.53	$3.360	287	192
Schreiner , Raphaela	00001279	12/15/2006	12/15/2016	8.53	$3.360	287	287
Schreiner , Raphaela	00001185	2/9/2006	2/9/2016	7.68	$6.900	972	972
Schubert, David M.	00001638	3/1/2007	3/1/2017	8.73	$3.620	40,000	13,334
Schubert, David M.	00001687	2/29/2008	3/1/2018	9.73	$2.610	52,500	0
Schubert, David M.	00001215	11/2/2005	11/2/2015	7.41	$8.000	35,000	23,333
Schwander, Björn	00000803	7/1/2004	7/1/2014	6.07	$2.630	355	355
Schwander, Björn	00001199	2/9/2006	2/9/2016	7.68	$6.900	678	678
Schwander, Björn	00001339	12/15/2006	12/15/2016	8.53	$3.360	1,188	793
Schwander, Björn	00001280	12/15/2006	12/15/2016	8.53	$3.360	1,188	1,188
Sellen , Kirsten	00000795	7/1/2004	7/1/2014	6.07	$2.630	511	511
Sellen , Kirsten	00001340	12/15/2006	12/15/2016	8.53	$3.360	407	272
Sellen , Kirsten	00001281	12/15/2006	12/15/2016	8.53	$3.360	407	407
Sellen , Kirsten	00001186	2/9/2006	2/9/2016	7.68	$6.900	1,641	1,641
Sewell, John M.	00001224	2/9/2006	2/9/2016	7.68	$8.000	3,000	3,000
Sewell, John M.	00001406	12/15/2006	12/15/2016	8.53	$3.360	1,305	871
Sewell, John M.	00001583	1/7/2008	1/7/2018	9.59	$2.690	2,500	834
Sewell, John M.	00001421	12/15/2006	12/15/2016	8.53	$3.360	1,305	1,305
Sorenson, Fred	00001214	2/9/2006	2/9/2016	7.68	$6.900	2,166	2,166
Sorenson, Fred	00001649	1/7/2008	1/7/2018	9.59	$2.690	30,000	10,000
Soto, Cynthia	00001617	1/7/2008	1/7/2018	9.59	$2.690	500	500
Stergiou, Angelos	00001172	2/9/2006	2/9/2016	7.68	$6.900	6,036	6,036
Stergiou, Angelos	00001221	2/9/2006	2/9/2016	7.68	$8.000	5,000	3,333
Stergiou, Angelos	00001393	12/15/2006	12/15/2016	8.53	$3.360	5,480	5,480
Stergiou, Angelos	00001438	4/12/2007	4/12/2017	8.85	$3.280	20,000	20,000
Stergiou, Angelos	00001546	1/7/2008	1/7/2018	9.59	$2.690	60,000	20,000
Stergiou, Angelos	00001440	4/12/2007	4/12/2017	8.85	$3.280	27,250	17,250
Stergiou, Angelos	00001439	4/12/2007	4/12/2017	8.85	$3.280	2,750	2,750
Stergiou, Angelos	00001411	12/15/2006	12/15/2016	8.53	$3.360	5,480	3,654
Stern , Lee	00000637	11/7/2003	11/7/2013	5.42	$2.110	26,603	26,603
Stern , Lee	00000772	7/1/2004	7/1/2014	6.07	$2.630	7,126	7,126
Stern , Lee	00001162	2/9/2006	2/9/2016	7.68	$6.900	6,198	6,198
Stern , Lee	00001299	12/15/2006	12/15/2016	8.53	$3.360	5,709	3,807
Stern , Lee	00001547	1/7/2008	1/7/2018	9.59	$2.690	30,000	10,000
Stern , Lee	00001240	12/15/2006	12/15/2016	8.53	$3.360	5,709	5,709
Stogel, Steven	00001217	11/2/2005	11/2/2015	7.41	$8.000	40,000	26,666
Stowe, Jr., Edward W.	00000944	8/30/2004	8/30/2014	6.23	$3.160	950	950
Stowe, Jr., Edward W.	00001577	1/7/2008	1/7/2018	9.59	$2.690	3,000	1,000
Subrahmanian, Tarun	00001615	1/7/2008	1/7/2018	9.59	$2.690	1,500	500
Thieme , Marion	00000792	7/1/2004	7/1/2014	6.07	$2.630	420	420
Thieme , Marion	00001200	2/9/2006	2/9/2016	7.68	$6.900	809	809

Thieme , Marion	00001346	12/15/2006	12/15/2016	8.53	$3.360	375	251
Thieme , Marion	00001287	12/15/2006	12/15/2016	8.53	$3.360	375	375
Thomas, II, William J.	00000127	4/10/2003	4/10/2013	4.84	$1.050	8,117	8,117
Thomas, II, William J.	00001120	1/1/2006	1/1/2016	7.57	$8.000	6,800	6,800
Trimpin, Jan	00001178	2/9/2006	2/9/2016	7.68	$6.900	108	108
Trinker, Debra L.	00001623	1/7/2008	1/7/2018	9.59	$2.690	1,500	500
Tuberville, Johanna	00000398	1/5/2004	1/5/2014	5.58	$2.630	950	950
Tuberville, Johanna	00001574	1/7/2008	1/7/2018	9.59	$2.690	1,500	500
Twohig, Katherine T.	00001624	1/7/2008	1/7/2018	9.59	$2.690	1,500	500
Varshavsky, Tatyana	00001249	12/15/2006	12/15/2016	8.53	$3.360	685	685
Varshavsky, Tatyana	00001308	12/15/2006	12/15/2016	8.53	$3.360	685	457
Varshavsky, Tatyana	00001568	1/7/2008	1/7/2018	9.59	$2.690	2,500	834
Vidal, Sasha F.	00001250	12/15/2006	12/15/2016	8.53	$3.360	428	428
Vidal, Sasha F.	00001309	12/15/2006	12/15/2016	8.53	$3.360	428	286
Vidal, Sasha F.	00001587	1/7/2008	1/7/2018	9.59	$2.690	2,500	834
Vohringer, Cecilia	00001201	2/9/2006	2/9/2016	7.68	$6.900	218	218
Vohringer, Cecilia	00001341	12/15/2006	12/15/2016	8.53	$3.360	341	228
Vohringer, Cecilia	00001282	12/15/2006	12/15/2016	8.53	$3.360	341	341
Walls, Ramona	00001611	1/7/2008	1/7/2018	9.59	$2.690	1,000	334
Walusis, Jody	00001621	1/7/2008	1/7/2018	9.59	$2.690	500	500
Walzer , Stefan	00000806	7/1/2004	7/1/2014	6.07	$2.630	200	200
Walzer , Stefan	00001187	2/9/2006	2/9/2016	7.68	$6.900	1,162	1,162
Watson, Sara	00001613	1/7/2008	1/7/2018	9.59	$2.690	500	500
Wellmann, Birgit	00001202	2/9/2006	2/9/2016	7.68	$6.900	481	481
Wellmann, Birgit	00001342	12/15/2006	12/15/2016	8.53	$3.360	272	182
Wellmann, Birgit	00001283	12/15/2006	12/15/2016	8.53	$3.360	272	272
Whitaker, Ryan C.	00001594	1/7/2008	1/7/2018	9.59	$2.690	3,000	1,000
Whitmore, Jennifer	00001620	1/7/2008	1/7/2018	9.59	$2.690	1,500	500
Wiederkeher, Daniel P	00001167	2/9/2006	2/9/2016	7.68	$6.900	1,090	1,090
Wiederkeher, Daniel P	00001251	12/15/2006	12/15/2016	8.53	$3.360	2,283	2,283
Wiederkeher, Daniel P	00001310	12/15/2006	12/15/2016	8.53	$3.360	2,283	1,523
Wiederkeher, Daniel P	00001565	1/7/2008	1/7/2018	9.59	$2.690	5,000	1,667
Wiles, Thomas	00001631	1/7/2008	1/7/2018	9.59	$2.690	1,500	500
Wilmoth, Donna	00001608	1/7/2008	1/7/2018	9.59	$2.690	1,500	500
Wimbush, Alyson	00001597	1/7/2008	1/7/2018	9.59	$2.690	2,500	834
Worley, Angela	00001601	1/7/2008	1/7/2018	9.59	$2.690	500	500
Yousaf, Mehreen	00001252	12/15/2006	12/15/2016	8.53	$3.360	856	856
Yousaf, Mehreen	00001311	12/15/2006	12/15/2016	8.53	$3.360	856	571
Yousaf, Mehreen	00001567	1/7/2008	1/7/2018	9.59	$2.690	5,500	1,834
Yurick, Gregory A.	00000407	11/7/2003	11/7/2013	5.42	$2.110	143	143
Yurick, Gregory A.	00001005	10/22/2004	10/22/2014	6.38	$3.160	143	143
Yurick, Gregory A.	00001144	1/1/2006	1/1/2016	7.57	$8.000	900	900
Yurick, Gregory A.	00001569	1/7/2008	1/7/2018	9.59	$2.690	3,000	1,000
Yurick, Gregory A.	00001653	1/7/2008	1/7/2018	9.59	$2.690	500	167
Zerwes, Ute	00000811	7/1/2004	7/1/2014	6.07	$2.630	235	235
Zerwes, Ute	00001203	2/9/2006	2/9/2016	7.68	$6.900	518	518
Zerwes, Ute	00001284	12/15/2006	12/15/2016	8.53	$3.360	314	314
Zerwes, Ute	00001343	12/15/2006	12/15/2016	8.53	$3.360	314	210

						4,315,358	2,547,929

Schedule 3.1(g)(ii) - Obligations of the Company to issue Common Stock - Adjustment in Conversion Price pursuant to Section 4.18

The 8% Debentures financing dated September 29, 2006 (and related documents)

Midsummer Investment Ltd.

Whitebox Convertible Arbitrage, Ltd.

Whitebox Hedged High Yield Partners

Guggenheim Portfolio

GPC LIX

Pandora Select Partners

Whitebox Intermarket Partners

Wolverine Convertible

Rockmore Investment

Laurus Master Fund

The 8% Debentures financing dated February 27, 2007 (and related documents)

Midsummer Investment Ltd.

Whitebox Convertible Arbitrage, Ltd.

Whitebox Hedged High Yield Partners

Guggenheim Portfolio

GPC LIX

Pandora Select Partners

Whitebox Intermarket Partners

Whitebx Special Opportunities Partners

Wolverine Convertible

Rockmore Investment

UBS O’Connor LLC

BridgePointe Master Fund

GCA Strategic Fund

Diamond Opportunity Fund

Lloyd Miller

Crescent International

Cranshire Capital

R&R Opportunity Fund

The Convertible Preferred Stock financing dated January 18, 2008 (and related documents)

Valens U.S. SPV I, LLC

Valens Offshore SPV I, Ltd.

BAM Opportunity Fund LP

Hudson Bay Fund, LP

Hudson Bay Overseas Fund, Ltd

RRC Bio Fund, LP

Cranshire Capital, L.P.

Rosalind Capital Partners L.P.

Biohedge Holdings Limited

Diamond Opportunity Fund, LLC

Rockmore Investment Master Fund, Ltd.

BridgePointe Master Fund, Ltd.

GCA Strategic Investment Fund Limited

The following authorizations are required for the issuance of the Securities:

Board of Directors’ authorization

Schedule 3.1(i) - Undisclosed Events

On June 17, 2008 the Company and Laurus Master fund, Ltd. (“Laurus”) entered into agreements (the “Payoff and Amendment Agreements”) pursuant to which: (i) the Amended and Restated Secured Non-Convertible Revolving Note in the original principal amount of $5,000,000 dated as of April 29, 2005 (the “Revolving Note”) was satisfied; (ii) the Second Amended and Restated Secured Convertible Minimum Borrowing Note in the original principal amount of $2,500,000 dated as of April 29, 2005 (the “Minimum Borrowing Note”) & Second Amended and Restated Secured Convertible Term Note in the original principal amount of $5,000,000 dated as of April 29, 2005 (the “Term Note”) were modified to provided that no interest or principal would accrue or be paid until December 31, 2008 at which time the notes would be marked “Paid”, conditioned upon satisfaction of stated conditions; (iii) Laurus released its security interest in all assets of the company except the capital stock and assets of Analytica International, Inc and the Company’s rights and interest in BiovaxID® royalties under the Royalty Agreement dated October 31, 2008; (iv) the Company agreed that if it sells its Analytica subsidiary, it will pay all proceed to Laurus up to $8.8 million and all proceeds above $8.8 million will be equally shared between the Company and Laurus; (v) if the Company does not sell Analytica or other wise pay Laurus $8.8 million by December 31, 2008, the Company shall assign 2% royalty interest in BiovaxID from the Company’s royalty Agreement and Laurus may either (a) demand payment of the amount, (b) take ownership of Analytica in which instance the Company will continue to be responsible for any deficit in the event Laurus sells Analytica, or (c) receive 1% royalty interest in BiovaxID worldwide sales from the Company’s royalty agreement for each $1 million of the amount then remaining unpaid.

The other material terms and conditions of the agreements are as follows:

•

The Company and Laurus have entered into an Assignment of Sale Proceeds whereby the Company has assigned to Laurus the proceeds of a contemplated sale of the Company’s Analytica subsidiary, up to a total of $8.8 million, with the Company and Laurus equally dividing any proceeds of such a sale in excess of $8.8 million. This sale of Analytica (and/or cash payment in the amount of $8.8 million) is required to occur on or before December 31, 2008. In the event that the Company does not sell Analytica by December 31, 2008, or if the sale proceeds are less than $8.8 million, the Company has the right to make cash payment to Laurus up to the amount of the shortfall. In the event that the Company does not sell Analytica by December 31, 2008 or if the sale proceeds or other cash payments are less than $8.8 million, Laurus may seek the cash shortfall from Accentia, elect to take possession of the stock of Analytica and the Company will continue to be obligated for any deficiency in the event Laurus sells Analytica, or to receive the assignment of additional royalty rights as described below.

•

The Company and Laurus have entered into an Assignment of Rights Under Royalty Agreement whereby the Company assigned to Laurus a royalty of 4% of worldwide sales of BiovaxID reducing the Company’s royalty percentage in BiovaxID from 19.5% to 15.5%. The Assignment of Rights Under Royalty Agreement additionally provides for the potential of additional royalties which may be assigned to Laurus under certain circumstances, including i) an additional assignment of 2% royalty in BiovaxID if no sale of Analytica takes place by December 31, 2008 or the Company does not otherwise make payment to Laurus of $8.8 million by that date; and ii) If Analytica is not sold or payment of $8.8 million has not been made by December 31, 2008, Laurus has the option to elect to A) take possession of the stock of Analytica and look to the Company for any deficit resulting from a sale of Analytica by Laurus; or B) receive an additional royalty in BiovaxID calculated on the basis of 1% of additional royalty for each $1 million shortfall in payment below $8.8 million (“Laurus’ Rights At December 31, 2008”).

•

The Company and Laurus have entered into a clarification of its existing guaranty obligation with respect to the outstanding Secured Promissory Note of Biovest to Laurus to fix the amount guaranteed by the Company at $4.9 million.

•

The Minimum Borrowing Note and the Term Note (the “Continuing Notes”) will continue in existence but are modified to provide that interest will not accrue and no principal payment shall be required under the Continuing Notes until December 31, 2008, and to further clarify that any payment under the Continuing Notes will reduce the Company’s aggregate indebtedness to Laurus of $8.8 million and will not alter or expand Laurus’ Rights at December 31, 2008 as described herein.

•	Laurus’ right to convert amounts due under the Continuing Notes into common stock of the Company continues and the conversion price was reduced to $1.20 per share.

The Company undertakes to provide an update to this disclosure in the event that any of the terms of this Laurus Debt Payoff and Amendment transaction change in any material respect prior to the closing of the transaction.

Schedule 3.1(j) - Litigations

On April 3, 2008, the Financial Industry Regulatory Authority (FINRA) notified the Company of their review of trading in the Company’s common stock surrounding the March 24, 2008 announcement of the results from the Phase 3 clinical trial of SinuNase™. FINRA’s review is still ongoing.

Schedule 3.1(n) - Liens

Each of the Company’s subsidiaries and their assets are subject to a lien imposed by existing notes held by Laurus Master Fund, Ltd.

However, upon the closing of the Laurus Payoff Transaction, all of the Company’s subsidiaries and their assets will be released. Except for Analytica International, Inc.’s capital stock and assets and all of the Company’s interest in the BiovaxID Royalty Agreement will be subject to a security interest granted to Laurus. Laurus will have the pre-emptive right to acquire the capital stock of Analytica.

Upon the closing of the Southwest Bank f/k/a Missouri State Bank Amendment to the Revolving Note Transaction, all of the Company’s subsidiaries and their assets used to secure the Southwest Revolving Note will be released. Except for the inventory and accounts receivable of TEAMM Pharmaceuticals, Inc. d/b/a Accentia Pharmaceuticals together with 15 million common stock shares of Biovest International, Inc. currently owned by the Company.

Upon the closing of the McKesson Corporation Amendment to the Termination Agreement Transaction, all of the Company’s subsidiaries and their assets used to secure the McKesson transaction will be released. Except for the common stock shares of Biovest International, Inc. currently owned by the Company.

Schedule 3.1(q) - Transactions With Affiliates and Employees

None

Schedule 3.1(s) - Certain Fees

The Company shall pay to Rodman & Renshaw a cash placement fee (the “Placement Agent’s Fee”) equal to 7% of the aggregate purchase price paid by each purchaser of Securities that are placed in the Offering. For clarification, no Placement Agent’s Fee shall be due or paid hereunder at the time of, or based on, warrant exercise or other convertible security conversion.

As additional compensation for the Services, the Company shall issue to Rodman or its designees at the closing of the Offering (the “Closing”), warrants (the “Rodman Warrants”) to purchase that number of shares of common stock of the Company (“Shares”) equal to 5% of the aggregate number of Shares placed in the Offering, plus any Shares underlying any convertible Securities sold in the Offering, but excluding any warrants sold in the Offering. The Rodman Warrants shall have the same terms, except any anti-dilution and other price adjustment terms, including exercise price (provided that it shall be at least 110% of the price at which Shares are issued to Investors) and registration rights as the warrants issued to investors (“Investors”) in the Offering, subject to the requirements in respect of holding period required by NASD Rule 2710. If no warrants are issued to Investors, the Rodman Warrants shall have an exercise price equal to 110% of the price at which Shares are issued to Investors, an exercise period of five years and registration rights for the Shares underlying the Rodman Warrants equivalent to those granted with respect to the Shares and the holding period required by NASD Rule 2710.

SPA - Schedule 3.1(v)

REGISTRATION RIGHTS

as of June 6, 2008

Piggyback Registration Rights

Pursuant to a Registration Rights Agreement, dated April 3, 2002, between the Company and Steven Arikian, M.D., John Doyle, Julian Casciano, and Roman Casciano, as amended by Amendment No. 1, dated March 30, 2005, and Amendment No. 2, dated April 29, 2005, these four former stockholders of the Company’s Analytica subsidiary have piggyback registration rights under this agreement.

1.2 Company Registration. If the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its securities under the Securities Act in connection with the public offering of such securities solely for cash (otter than a registration relating solely to the sale of securities to participants in a Company stock plan, an offering or sale of securities pursuant to a Form S-4 (or successor form) registration statement or a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after giving of such notice by the Company, the Company shall, subject to the provisions of Section 1.7, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

Under the Amended and Restated Investors’ Rights Agreement, dated January 7, 2005, between the Company and Pharmaceutical Product Development, Inc., as amended July 8, 2005 and August 11, 2005, PPD has demand registration rights as to all of the shares of Common Stock held by it that were issued upon the automatic conversion of the Company’s Series E Preferred Stock at the time of the Company’s IPO. 1,423,441 of such shares (out of a total of 4,270,323 registrable securities under such agreement) were included in the Registration Statement effective on June 22, 2006.

1.3 Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sate of securities to participants in a Company stock plan, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of written notice by the Company, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The registration expenses of such withdrawn registration shall be borne by the Company in accordance with Section 1.7 hereof.

Under the Overadvance Letter Agreement, dated July 13, 2006, between the Company and Laurus Master Fund, Ltd. (“Laurus”), the Company issued to Laurus 100,000 shares of Company common stock as a non-refundable servicing payment. Under this agreement, Laurus was granted piggyback registration rights as to future-filed resale registration statements.

The Parent further agrees that if at any time after the date hereof there is not an effective Registration Statement covering all of the Additional Shares issued hereunder and the Parent shall determine to prepare and file with the Securities and Exchange Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Parent shall send to Laurus written notice of such determination and, if within fifteen (15) days after receipt of such notice, Laurus shall so request in writing, the Parent shall include in such registration statement all or any part of such Additional Shares Laurus requests to be registered, to the extent the Company may do so without violating registration rights of others which exist as of the date of this Overadvance Side Letter, subject to customary underwriter cutbacks applicable to all holders of registration rights and subject to obtaining any required consent of any selling stockholders) to such inclusion under such registration statement.

On June 15, 2007, the Company granted the following described warrants to certain related parties in consideration for ongoing guarantees and asset pledges:

Warrants to purchase two million shares of the Company’s common stock to Hopkins Capital Group II, LLC; Warrants to purchase two hundred thousand shares of the Company’s common stock to MOAB Investments, LP. Each of the warrants have an exercise period (“Term”) of four years from the date of grant. Each of the warrants have an exercise price of $4.32 per share, which represents a 38% premium over the closing price of the Company’s common stock on the date of the grant of the warrants. The Warrants vested upon grant. The holders have limited piggyback registration rights subject to the reasonable discretion of the Company.

(d) Piggyback Registration Rights. In the event that the Company plans to file a registration statement with, the U. S. Securities and Exchange Commission covering shares of common stock of the Company (“Registration Statement”), the Company shall provide written notice to Holder and Holder shall have 30 days to require in writing that all shares of common stock underlying the Warrant, to the extent vested, be covered in the Registration Statement. Notwithstanding the foregoing, the Company shall have full discretion to determine not to include the shares underlying the warrant in any registration statement if the Company reasonably determines that such registration may adversely effect the registration statement, the offering described in the registration statement or otherwise adversely affect the Company.

On October 19, 2007, the Company issued warrants to certain of the investors in the February 28, 2007 8% Convertible Debenture Financing to purchase up to 1,895,133 shares of the Company’s Common Stock with an exercise price of $2.67 per share and with a term expiring on the first to occur of January 19, 2009 or three days following notice of the Company’s Common Stock trading at $6 per share based on a 10-day volume weighted average. The shares underlying these warrants have piggyback registration rights.

g) Registration Rights. The Holder shall have piggy back registration rights to register the shares underlying the Warrant. (“Piggy Back Registration Rights”). By virtue of the Piggy Back Registration Rights, in the event that the Company plans to file a registration statement with the SEC covering shares of common stock of the Company (“Registration Statement”), the Company shall provide written notice to Holder and Holder shall have 30 days to require in writing that all shares of common stock underlying the Warrant be covered in the Registration Statement. Notwithstanding the foregoing, the Company shall not be obligated to include the shares underlying the Warrant in any Registration Statement if the underwriter or the party for whom the Registration Statement is being filed objects or if the Company reasonably determines that such registration may adversely effect the registration statement or the offering. The Piggy Back Registration Rights shall be limited by applicable U.S. Securities laws, including without limitation any SEC regulation or interpretation of those laws.

On October 30, 2007, the Company entered into an amendment to its revolving credit facility with Laurus to extend the Company’s access to its expanded borrowing availability under this revolving credit facility through March 31, 2008. In consideration of the extension, the Company issued to Laurus a redeemable warrant to purchase up to 4,024,398 shares with an exercise price of $2.67 per share until October 31, 2014 with piggyback registration rights. The Company has the right to terminate and cancel the warrant by making a cash payment in an amount equal to $0.99 for each share underlying the warrant. The Company’s right to terminate and cancel the Warrant expires on the earlier of April 30, 2008 or the date of public release of unblinded clinical trial data from the current Phase 3 clinical trial of SinuNase™.

From Amendment to Overadvance Side Letter dated 10/30/07

(b) The Parent further agrees that if at any time after the date hereof there is not an effective Registration Statement covering all of the Third Overadvance Warrant Shares issued hereunder and the Parent shall determine to prepare and file with the Securities and Exchange Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Parent shall send to Lauras written notice of such determination and, if within fifteen (15) days after receipt of such notice, Laurus shall so request in writing, the Parent shall include in such registration statement all or any part of such Third Overadvance Warrant Shares Laurus requests to be registered, to the extent the Company may do so without violating registration rights of others which exist as of the Amendment Effective Date (as defined below), subject to customary underwriter cutbacks applicable to all holders of registration rights and subject to obtaining any required consent of any selling stockholder(s) to such inclusion under such registration statement.

On December 27, 2007 the Company issued to Hopkins Capital Group II, LLC a warrant to purchase up to 175,000 shares of the Company’s common stock at an exercise price of $2.91 vesting immediately and having a five year term. The Company has granted the holder piggyback registration rights for the shares underlying this warrant.

(d) Piggyback Registration Rights. In the event that the Company plans to file a registration statement with the U. S. Securities and Exchange Commission covering shares of common stock of the Company (“Registration Statement”), the Company shall provide written notice to Holder and Holder shall have 30 days to require in writing that all shares of common stock underlying the Warrant, to the extent vested, be covered in the Registration Statement. Notwithstanding the foregoing, the Company shall have full discretion to determine not to include the shares underlying the warrant in any registration statement if the Company reasonably determines that such registration may adversely effect the registration statement, the offering described in the registration statement or otherwise adversely affect the Company.

On June ____, 2008, the Company issued to Mayo Foundation for Medical Education and Research, a warrant to purchase up to 1,000,000 shares of the Company’s common stock at an exercise price of 110% of the VWAP for the twenty trading days prior to exercise or $1.50 per share, vesting immediately and having a five year term. The Company has granted the holder piggyback registration rights for the shares underlying this warrant.

Unfulfilled Registration Rights Agreements

On February 28, 2007, Accentia Biopharmaceuticals, Inc. (the “Company”) entered into definitive agreements relating to a private placement (the “Private Placement”) of $25.0 million in principal amount of 8% Convertible Debentures due February 27, 2011 (the “Debentures”). In connection with the Private Placement, the Company and the purchasers of the Debentures entered into a Registration Rights Agreement under which the Company is required, on or before May 29, 2007, to file a registration statement with the SEC covering the resale of the shares of Company common stock issuable pursuant to the Debentures and Warrants and to use its best efforts to have the registration declared effective at the earliest date (but in no event later than 90 days after filing if there is no SEC review of the registration statement, or 120 days if there is an SEC review). As a result of restrictions on the number of shares allowed to be registered pursuant to Rule 415, the Company has not yet completed the registration of all of these shares as required. However, effective on July 17, 2007 the Company filed a Registration Statement on Form S-3 which registered 10,516,652 shares pursuant to this Registration Rights Agreement, along with an amendment to the Registration Rights Agreement.

On August 22, 2007 the Company entered into an agreement with McKesson Corporation. (“McKesson”) titled “Termination Agreement Re Biologics Distribution Agreement” (the “Termination Agreement”) pursuant to which the Company and McKesson terminated the Biologics Distribution Agreement (“BDA”) entered into by the Company and McKesson as of February 27, 2004. As part of the termination of the BDA, the Company agreed to issue 1,498,128 shares of its common stock (the “Shares”) in payment of the refundable deposit and the termination of all obligations under the BDA. The Company has agreed to register the shares within 120 days of the Closing Date (the “Registration Deadline”). This registration statement has not yet been filed and made effective, but the need to register the shares will expire shortly after the effective date of the amendments to Rule 144, which will make these shares freely tradable on or about February 22, 2008.

On January 18, 2008, Accentia Biopharmaceuticals, Inc. (the “Company”) entered into definitive agreements relating to a convertible preferred stock private placement (the “Private Placement”) of $8.7 million in principal amount. In connection with the Private Placement, the Company and the purchasers of the preferred stock entered into a Registration Rights Agreement under which the Company is required, on or before March 18, 2008, to file a registration statement with the SEC covering the resale of the shares of Company common stock issuable pursuant to the Debentures and Warrants and to use its best efforts to have the registration declared effective at the earliest date (but in no event later than 90 days after filing if there is no SEC review of the registration statement, or 120 days if there is an SEC review). As a result of restrictions on the number of shares allowed to be registered pursuant to Rule 415, the Company has not yet completed the registration of all of these shares as required. However, effective on April 11, 2008, the Company filed a Registration Statement on Form S-3 which registered 3,304,301 shares pursuant to this Registration Rights Agreement, along with an amendment to the Registration Rights Agreement.

SPA - Schedule 3.1(w)

LISTING AND MAINTENANCE REQUIREMENTS

The Company received notice from The NASDAQ Stock Market dated April 15, 2008, notifying the Company that it is not in compliance with NASDAQ Rule 4450(b)(1)(A), which requires a listed security to maintain a minimum $50 million market capitalization for continued trading on the NASDAQ Global Market. On May 23, 2008, Accentia’s application for transfer of the listing of its Common Stock from the NASDAQ Global Market (the “Global Market”) to the NASDAQ Capital Market (the “Capital Market”) was approved, and as of that date the Company’s Common Stock began trading on the Capital Market and ceased trading on the Global Market. The Company’s Common Stock continues to be traded under the symbol “ABPI”.

Accentia Biopharmaceuticals, Inc.

Schedule 3.1(aa)

Indebtedness Summary

6-Jun-08

	Principal	Prior to Laurus payoff agreement	Post-Laurus payoff agreement
Laurus secured debt pursuant to payoff agreement	8,800,000	first lien on all assets	first lien on Analytica International and Accentia’s BiovaxID royalty rights

Midsummer One Convertible Debenture	8,756,944	no security	no security

Midsummer Two Convertible Debenture	19,345,135	no security	no security

Southwest LOC	4,000,000	subordinated lien on all assets	first lien on Accentia Pharmaceuticals inventory and receivables and 15 million Biovest shares currently owned by Accentia

McKesson	4,133,499	subordinate lien on all assets	2 x (Guaranteed return total minus redemption payments less remaining McKesson shares times market value of Accentia stock) divided by Biovest market price = Biovest shares pledged to McKesson

Guaranty of Biovest Laurus Note	4,900,000	64% of note is guaranteed by Accentia	Set amount of $4.9 million guaranteed

Accentia Biopharmaceuticals, Inc.

Schedule 3.1(ee)

Accounting Firm

6-Jun-08

Cherry, Bekaert & Holland, LLP*

401 East Jackson Street, Suite 3400,

Tampa, Florida 33602

Telephone (813) 222-8555 - Fax (813) 222-8560

*	Effective May 2008, our former accounting firm, Aidman Piser & Company merged with Cherry, Bekaert & Holland, LLP

Schedule 3.1(ff) - Seniority

There is no indebtedness senior to the debentures with regard to collateral pledged to secure the Debentures. The following indebtedness is secured by collateral other than that pledged to secure the Debentures:

Laurus Master Fund, Ltd. retains a first security interest all of the capital stock and assets of Analytica International, Inc. and all of the royalty interest and rights in the BiovaxID Royalty Agreement

Southwest Bank f/k/a Missouri State Bank retains a first security interest in 15 million common stock shares of Biovest International, Inc. owned by the Company and all of the accounts receivable and inventory of TEAMM Pharmaceuticals, Inc. d/b/a Accentia Pharmaceuticals.

McKesson Corporation retains a first security interest in 18 million common stock shares of Biovest International, Inc. owned by the Company

The September 2006 Debenture Holders retain a first security interest in 18 million common stock shares of Biovest International, Inc. owned by the Company

Schedule 3.1(kk) – Noncompliant FDA Products

Respi~TANN products are marketed by the Company in the United States without an FDA-approved marketing application because they have been considered by us to be identical, related, or similar to products that have existed in the market without an NDA or ANDA. This product is marketed subject to the FDA’s regulatory discretion and/or enforcement policies. FDA has adopted a risk-based enforcement policy concerning unapproved drugs. The agency has articulated that, in enforcing the new drug application requirements, it prioritizes drugs that pose potential safety risks, lack evidence of effectiveness and prevent patients from seeking effective therapies, and those that are marketed fraudulently. In addition, the FDA has indicated that approval of an NDA for one drug within a class of drugs marketed without FDA approval may also trigger agency enforcement of the new drug requirements. Once the FDA issues an approved NDA for one of the drug products at issue or completes the efficacy review for that drug product, it may require us to also file a NDA or ANDA application for that same drug in order to continue marketing it in the United States. While the agency generally provides sponsors a one year grace period, the agency is not statutorily required to do so. In addition, although we may be given time to submit a marketing application before the agency would take enforcement action, the time it takes us to complete the necessary clinical studies and submit an application to FDA may exceed this time period, resulting in an interruption of marketing. It is also possible that the FDA could disagree with our determination that this product is identical, related, or similar to products that have existed in the marketplace without an NDA or ANDA.

In addition, some or all of the Respi~TANN product marketed by the Company contain a timed-release dosage mechanism utilizing tannic acid. In 1960, the FDA issued a policy stating that when a timed-release dosage feature is added to a drug, then an approved NDA is required in order to market the drug. While listed in the Code of Federal Regulations, this policy has never gone through the notice and comment rulemaking process required for the development of an FDA regulation. Additionally, numerous tannic-acid based medications have been introduced by other pharmaceutical companies since the FDA’s pronouncement without an NDA. Consequently, in continuing to market this product, we rely on the FDA’s enforcement discretion with respect to the product, but we cannot guarantee that the FDA will not in the future choose to require an NDA or ANDA for the product, notwithstanding the fact that similar products have been marketed for many years.

In the May 29, 2007, Federal Register the FDA issued a statement on extended release products containing guaifenesin and its intention to take enforcement action against drug products in time-released forms containing guaifenesin that are not subject to a formal approved New Drug Application (NDA). Only one firm, Adams Respiratory Therapeutics, has obtained approved NDAs for products in timed-release dosage forms containing guaifenesin. These products are sold under the trade names of MUCINEX and HUMIBID. The FDA stated that unapproved time-released products containing guaifenesin could no longer be manufactured after August 2, 2007 nor distributed on or after November 26, 2007.

At the time the Federal Register was made public, it was our opinion and the opinion of the manufacturer of Respi-TANN G, Kiel Laboratories, that this ruling did not affect Respi-TANN G. This opinion was based on the fact that the guaifenesin in Respi-TANN G is in an immediate released form, not an extended released form. Based on further internal review of the Federal Register document and further clarification from the FDA Accentia management made a corporate decision to stop distribution, promotion and manufacture of Respi-TANN G effective November 26, 2007. On November 26, 2007, the Company instructed its distributor of record, DDN Pharmaceutical Logistics, to place the existing inventory of Respi-TANN G, both trade and sample inventories, on hold. Furthermore, the Company instructed the Accentia sales force to cease promotion and sampling of Respi-TANN G effective immediately. In addition, the Company’s management communicated with all wholesalers about this decision with regard to DDN Pharmaceutical Logistics no longer shipping Respi-TANN G.

Accentia Biopharmaceuticals, Inc.

Schedule 4.9

Use of Proceeds Other Than Working Capital Purposes

6-Jun-08

All proceeds will be used for the following:

*	working capital

*	monthly McKesson share redemption of approximately $106,800

*	litigation expense not to exceed $75,000

*	monthly Southwest bank loan interest of approximately $28,000